UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2012


[LOGO OF USAA]
    USAA(R)

                                         [GRAPHIC OF USAA NASDAQ-100 INDEX FUND]

 =======================================================

         ANNUAL REPORT
         USAA NASDAQ-100 INDEX FUND
         DECEMBER 31, 2012

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

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PRESIDENT'S MESSAGE

"OVERALL, OUR OUTLOOK IS CAUTIOUS.
DESPITE SOME SIGNS OF IMPROVEMENT,                 [PHOTO OF DANIEL S. McNAMARA]
THE U.S. ECONOMY REMAINS FRAGILE."

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FEBRUARY 2013

The financial markets recorded robust results during the one-year reporting period, with almost every asset class generating a positive return. U.S., international, and emerging markets stocks posted double-digit gains, as did many riskier fixed-income classes, including investment-grade bonds and high-yield bonds.

The results came despite mixed economic data, political uncertainty, and record low interest rates. Investors were optimistic at the beginning of 2012 as the U.S. economy -- including the level of unemployment -- appeared to improve. We were skeptical, mainly because we believed the data were temporarily influenced by the unusually mild winter. Nevertheless, investors seized on the "good" news and stocks and riskier asset classes performed well. They extended their gains as the European Central Bank (ECB) continued its version of quantitative easing, flooding the European banking system with euros.

Though many observers had hoped that U.S. economic activity would accelerate during the spring, the warm winter weather did appear to have pulled demand (and job gains) forward without permanently improving the U.S. economic outlook. Europe was in a recession and economic growth slowed in China. Market sentiment, however, remained upbeat, perhaps in anticipation of additional stimulative action by global central banks.

And indeed, during September, the Federal Reserve (the Fed) announced a third round of quantitative easing (QE3) to help boost U.S. economic growth. In QE3, the Fed made an open-ended commitment to continue buying mortgage-backed securities for as long as it takes to meaningfully drop the unemployment rate. The Fed went even further in December, making another open-ended commitment -- in this case, to buy long-term U.S. Treasury securities every month starting in January 2013.

Across the Atlantic, the ECB announced a new quantitative easing program, extending a number of its liquidity operations to help the financial markets

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

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deal with the effects of the European sovereign debt crisis. This action also gave European Union (EU) policymakers time to address the problems of the EU's weakest members, many of which are weighed down by a staggering amount of debt. At the time of this writing, a lasting solution remains elusive and major sticking points are left, particularly enforcement mechanisms to keep these economies on track to fiscal balance.

Meanwhile, the U.S. election campaign built to a crescendo. In the end, the voters chose to maintain the status quo -- President Barack Obama was re-elected to a second term, Republicans retained their majority in the House of Representatives, and Democrats stayed in control of the Senate. With the election over, investors shifted their attention to the so-called "fiscal cliff." Unless Congress acted, $600 to $700 billion in tax hikes and spending cuts were scheduled to take effect on January 1, 2013. (At the time of this writing, a temporary solution is in place and I am guardedly optimistic that some kind of long-term agreement will be reached. Whatever happens, I expect various tax increases and reduced spending at the federal level in 2013, which could slow economic growth over the next few calendar quarters.)

Overall, our outlook is cautious. Despite some signs of improvement, the U.S. economy remains fragile. In the long term, I am optimistic. First, the United States is becoming increasingly energy self-reliant, using newly discovered natural gas and oil resources. Second, the housing market is improving and has begun to have a positive impact on the economy as a whole. Third, many companies that reduced their capital expenditures in 2012 because of political and economic uncertainties will eventually start reinvesting in their own growth. In the short term, however, I am troubled about corporate fundamentals. Revenues have been disappointing in recent calendar quarters, and year-over-year earnings growth is near zero.

Going forward, we will continue working hard on your behalf. From everyone at USAA Asset Management Company, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Past performance is no guarantee of future results.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             8

    Report of Independent Registered Public Accounting Firm                   9

    Portfolio of Investments                                                 10

    Notes to Portfolio of Investments                                        17

    Financial Statements                                                     18

    Notes to Financial Statements                                            21

EXPENSE EXAMPLE                                                              35

TRUSTEES' AND OFFICERS' INFORMATION                                          37

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA NASDAQ-100 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE NASDAQ-100 INDEX. THE NASDAQ-100 INDEX REPRESENTS 100 OF THE LARGEST NONFINANCIAL STOCKS TRADED ON THE NASDAQ STOCK MARKET(R).

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

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o  HOW DID THE USAA NASDAQ-100 INDEX FUND (THE FUND) PERFORM DURING THE
   REPORTING PERIOD?

   The Fund closely tracked its benchmark, the broad-based Nasdaq-100(R) Index (the Index), for the period ended December 31, 2012. The Fund posted a return of 17.46% versus the Index, which returned 18.35%. The Index is 100 of the largest nonfinancial companies listed on the NASDAQ and is not available for direct investment.

o  WHAT WERE THE MARKET CONDITIONS DURING THE PERIOD?

   U.S. equities outpaced international-developed equities during the first three quarters of the year, as strong corporate earnings and the easing of negativity surrounding the U.S. economic outlook pushed investors towards risk assets. Central bank largesse helped to ease investors' appetite for risk and pushed those searching for a decent yield toward large-cap stocks.

   However, U.S. equities fell behind international-developed equities during the fourth quarter, narrowing the gap between their returns for the year, as "fiscal cliff" fear and uncertainty over the U.S. election led to a sharp October sell-off in U.S. markets. During this time, economists nationwide cut U.S. growth expectations for 2013, and fear mounted that the United States might contract into another recession if congressmen on both sides of the aisle were unable to reach a bargain to avert the cliff. However, U.S. equities improved in November and December as the domestic economic picture lightened. For instance, housing sales, prices and new-build activity, showed

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   Refer to page 5 for benchmark definitions.

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2  | USAA NASDAQ-100 INDEX FUND

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   tangible improvement in a sector of the economy that has long been dormant.
   Additionally, executives who are responsible for purchases have been forecasted by the Institute for Supply Management to increase their capital expenditures in 2013. These positives helped the market, but were not enough to erase all of the losses that U.S. large-cap stocks had experienced in October.

   While a congressional bargain that extends the Bush era tax cuts for most Americans did come to pass on January 1, 2013, the lack of a bargain to deal with spending cuts means that the federal budget will continue to be a hot issue into the year. Market volatility likely will continue to follow budget negotiation news out of Capitol Hill, but improvements in housing and strong corporate balance sheets should lead to growth in U.S. equities provided congressional leaders can work out their differences.

o  PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE PERIOD.

   Industrials were the top performing sector in the Index, returning 10.07%. The next best performing sector was Consumer Staples, which returned 1.59%. The Index was held back by negative returns from Information Technology and Materials, which returned -7.03% and -6.94%, respectively.

o  WHAT INVESTMENT STRATEGIES WILL YOU PURSUE FOR THE FUND IN 2013?

   We don't manage the Fund according to a given outlook for the equity markets or the economy in general, because we're managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index's performance closely.

   Thank you for your investment in the Fund.

   INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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                                           MANAGER'S COMMENTARY ON THE FUND |  3

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INVESTMENT OVERVIEW

USAA NASDAQ-100 INDEX FUND (FUND) (Ticker Symbol: USNQX)


--------------------------------------------------------------------------------
                                              12/31/12               12/31/11
--------------------------------------------------------------------------------

Net Assets                                 $309.6 Million         $218.2 Million
Net Asset Value Per Share                      $7.61                  $6.54


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/12
--------------------------------------------------------------------------------
   1 Year                          5 Years                           10 Years

   17.46%                           5.09%                             10.24%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/11*
--------------------------------------------------------------------------------

                                      0.72%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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4  | USAA NASDAQ-100 INDEX FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                USAA NASDAQ-100
                              NASDAQ-100 INDEX                     INDEX FUND
12/31/2002                       $10,000.00                        $10,000.00
 1/31/2003                         9,987.43                          9,968.05
 2/28/2003                        10,264.82                         10,255.59
 3/31/2003                        10,356.43                         10,319.49
 4/30/2003                        11,245.74                         11,214.06
 5/31/2003                        12,181.67                         12,140.58
 6/30/2003                        12,221.10                         12,140.58
 7/31/2003                        12,987.98                         12,907.35
 8/31/2003                        13,644.60                         13,546.33
 9/30/2003                        13,263.54                         13,162.94
10/31/2003                        14,418.78                         14,281.15
11/30/2003                        14,501.88                         14,377.00
12/31/2003                        14,948.82                         14,792.33
 1/31/2004                        15,206.34                         15,047.92
 2/29/2004                        14,979.63                         14,792.33
 3/31/2004                        14,654.21                         14,472.84
 4/30/2004                        14,278.72                         14,089.46
 5/31/2004                        14,944.56                         14,728.43
 6/30/2004                        15,459.20                         15,239.62
 7/31/2004                        14,276.69                         14,057.51
 8/31/2004                        13,962.42                         13,738.02
 9/30/2004                        14,412.09                         14,185.30
10/31/2004                        15,168.23                         14,920.13
11/30/2004                        16,041.53                         15,750.80
12/31/2004                        16,555.15                         16,261.98
 1/31/2005                        15,520.00                         15,232.68
 2/28/2005                        15,444.91                         15,136.48
 3/31/2005                        15,155.06                         14,847.86
 4/30/2005                        14,526.10                         14,206.48
 5/31/2005                        15,783.50                         15,425.10
 6/30/2005                        15,281.94                         14,944.06
 7/31/2005                        16,425.93                         16,034.40
 8/31/2005                        16,198.51                         15,809.92
 9/30/2005                        16,403.13                         16,002.33
10/31/2005                        16,174.39                         15,777.85
11/30/2005                        17,141.84                         16,707.85
12/31/2005                        16,868.82                         16,419.23
 1/31/2006                        17,542.97                         17,092.67
 2/28/2006                        17,143.97                         16,675.78
 3/31/2006                        17,485.81                         16,996.47
 4/30/2006                        17,457.74                         16,964.40
 5/31/2006                        16,227.91                         15,745.78
 6/30/2006                        16,184.43                         15,681.65
 7/31/2006                        15,511.09                         15,040.27
 8/31/2006                        16,248.58                         15,745.78
 9/30/2006                        17,014.55                         16,451.30
10/31/2006                        17,823.09                         17,253.02
11/30/2006                        18,439.98                         17,830.26
12/31/2006                        18,096.93                         17,477.50
 1/31/2007                        18,463.49                         17,830.26
 2/28/2007                        18,163.31                         17,541.64
 3/31/2007                        18,276.31                         17,637.84
 4/30/2007                        19,263.21                         18,567.84
 5/31/2007                        19,902.10                         19,177.15
 6/30/2007                        19,964.53                         19,209.21
 7/31/2007                        19,945.48                         19,177.15
 8/31/2007                        20,549.70                         19,754.38
 9/30/2007                        21,608.66                         20,748.52
10/31/2007                        23,138.68                         22,223.68
11/30/2007                        21,611.40                         20,748.52
12/31/2007                        21,578.26                         20,684.38
 1/31/2008                        19,059.81                         18,279.22
 2/29/2008                        18,082.13                         17,317.16
 3/31/2008                        18,466.13                         17,669.91
 4/30/2008                        19,874.74                         19,016.80
 5/31/2008                        21,084.00                         20,171.28
 6/30/2008                        19,057.69                         18,215.08
 7/31/2008                        19,185.48                         18,311.29
 8/31/2008                        19,445.34                         18,567.84
 9/30/2008                        16,560.63                         15,777.85
10/31/2008                        13,864.62                         13,212.35
11/30/2008                        12,332.58                         11,737.18
12/31/2008                        12,607.43                         11,993.73
 1/31/2009                        12,282.82                         11,673.05
 2/28/2009                        11,643.22                         11,063.74
 3/31/2009                        12,898.59                         12,250.28
 4/30/2009                        14,542.83                         13,821.66
 5/31/2009                        14,992.30                         14,238.55
 6/30/2009                        15,431.02                         14,623.38
 7/31/2009                        16,752.27                         15,874.06
 8/31/2009                        16,999.05                         16,098.54
 9/30/2009                        17,984.33                         17,028.54
10/31/2009                        17,445.88                         16,483.37
11/30/2009                        18,515.39                         17,509.57
12/31/2009                        19,492.77                         18,407.49
 1/31/2010                        18,246.62                         17,220.95
 2/28/2010                        19,083.33                         17,990.60
 3/31/2010                        20,553.05                         19,369.56
 4/30/2010                        21,005.15                         19,786.45
 5/31/2010                        19,470.98                         18,343.36
 6/30/2010                        18,289.49                         17,188.88
 7/31/2010                        19,606.88                         18,439.56
 8/31/2010                        18,612.98                         17,477.50
 9/30/2010                        21,045.89                         19,754.38
10/31/2010                        22,383.46                         21,005.07
11/30/2010                        22,348.69                         20,940.93
12/31/2010                        23,419.41                         21,929.96
 1/31/2011                        24,099.95                         22,572.12
 2/28/2011                        24,854.37                         23,246.40
 3/31/2011                        24,735.49                         23,117.97
 4/30/2011                        25,430.72                         23,760.13
 5/31/2011                        25,133.78                         23,471.16
 6/30/2011                        24,644.07                         22,989.53
 7/31/2011                        25,054.63                         23,374.83
 8/31/2011                        23,804.93                         22,186.83
 9/30/2011                        22,728.23                         21,159.36
10/31/2011                        25,087.56                         23,342.72
11/30/2011                        24,452.53                         22,732.67
12/31/2011                        24,276.39                         22,566.69
 1/31/2012                        26,311.52                         24,429.99
 2/29/2012                        28,014.64                         26,017.25
 3/31/2012                        29,433.68                         27,293.96
 4/30/2012                        29,110.59                         26,983.41
 5/31/2012                        27,033.10                         25,051.09
 6/30/2012                        28,024.26                         25,948.24
 7/31/2012                        28,323.03                         26,224.29
 8/31/2012                        29,779.07                         27,535.50
 9/30/2012                        30,086.35                         27,811.55
10/31/2012                        28,670.35                         26,293.30
11/30/2012                        28,884.08                         26,672.86
12/31/2012                        28,731.25                         26,506.68

                                   [END CHART]

                         Data from 12/31/02 to 12/31/12.

The graph illustrates how a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund closely tracks the Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization.

"Nasdaq-100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market, Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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                                                        INVESTMENT OVERVIEW |  5

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                                 TOP 10 HOLDINGS
                                 AS OF 12/31/12
                                (% of Net Assets)

Apple, Inc. .......................................................... 16.0%
Microsoft Corp. ......................................................  7.2%
Google, Inc. "A" .....................................................  6.0%
Oracle Corp. .........................................................  5.1%
Amazon.com, Inc. .....................................................  3.6%
QUALCOMM, Inc. .......................................................  3.4%
Cisco Systems, Inc. ..................................................  3.3%
Intel Corp. ..........................................................  3.3%
Comcast Corp. "A" ....................................................  2.5%
Amgen, Inc. ..........................................................  2.1%

 You will find a complete list of securities that the Fund owns on pages 10-16.

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6  | USAA NASDAQ-100 INDEX FUND

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                      o SECTOR ALLOCATION* -- 12/31/2012 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                 62.4%
CONSUMER DISCRETIONARY                                                 16.7%
HEALTH CARE                                                            11.5%
CONSUMER STAPLES                                                        3.6%
INDUSTRIALS                                                             2.1%
TELECOMMUNICATION SERVICES                                              1.1%
MATERIALS                                                               0.5%

                                   [END CHART]

* Excludes Money Market Instruments.

Percentages are of the net assets of the Fund, and may not equal 100%.

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                                                        INVESTMENT OVERVIEW |  7

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DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

100.00% of ordinary income distributions qualify for the dividends-received deduction eligible to corporations.

For the fiscal year ended December 31, 2012, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at the individual net capital gain rates.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $300,000 as long-term capital gains for the fiscal year ended December 31, 2012.

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $1,000 as qualifying interest income.

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8  | USAA NASDAQ-100 INDEX FUND

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NASDAQ-100 INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Nasdaq-100 Index Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Nasdaq-100 Index Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 19, 2013

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                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

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PORTFOLIO OF INVESTMENTS

December 31, 2012

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (97.9%)

            CONSUMER DISCRETIONARY (16.7%)
            -----------------------------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
    5,922   Fossil, Inc.*                                               $    551
                                                                        --------
            APPAREL RETAIL (0.4%)
   22,094   Ross Stores, Inc.                                              1,197
                                                                        --------
            AUTOMOTIVE RETAIL (0.3%)
   11,309   O'Reilly Automotive, Inc.*                                     1,011
                                                                        --------
            BROADCASTING (0.7%)
   10,886   Liberty Media Corp.*                                           1,263
   14,304   Discovery Communications, Inc. "A"*                              908
                                                                        --------
                                                                           2,171
                                                                        --------
            CABLE & SATELLITE (4.6%)
  209,066   Comcast Corp. "A"                                              7,815
   59,608   DIRECTV*                                                       2,990
   14,227   Liberty Global, Inc. "A"*                                        896
  513,773   Sirius Satellite Radio, Inc.                                   1,485
   26,485   Virgin Media, Inc.                                               973
                                                                        --------
                                                                          14,159
                                                                        --------
            CASINOS & GAMING (0.4%)
    9,924   Wynn Resorts Ltd.                                              1,116
                                                                        --------
            CATALOG RETAIL (0.3%)
   50,798   Liberty Media Corp. - Interactive "A"*                         1,000
                                                                        --------
            CONSUMER ELECTRONICS (0.3%)
   19,237   Garmin Ltd.                                                      785
                                                                        --------
            DEPARTMENT STORES (0.1%)
   10,501   Sears Holdings Corp.*                                            434
                                                                        --------
            GENERAL MERCHANDISE STORES (0.3%)
   22,418   Dollar Tree, Inc.*                                               909
                                                                        --------
            HOMEFURNISHING RETAIL (0.4%)
   22,614   Bed Bath & Beyond, Inc.*                                       1,264
                                                                        --------

================================================================================

10  | USAA NASDAQ-100 INDEX FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INTERNET RETAIL (4.8%)
   44,692   Amazon.com, Inc.*                                           $ 11,224
   12,044   Expedia, Inc.                                                    740
    4,920   Priceline.com, Inc.*                                           3,057
                                                                        --------
                                                                          15,021
                                                                        --------
            LEISURE PRODUCTS (0.4%)
   33,856   Mattel, Inc.                                                   1,240
                                                                        --------
            MOVIES & ENTERTAINMENT (2.0%)
  152,540   News Corp. "A"                                                 3,896
   44,501   Viacom, Inc. "B"                                               2,347
                                                                        --------
                                                                           6,243
                                                                        --------
            RESTAURANTS (1.3%)
   73,369   Starbucks Corp.                                                3,934
                                                                        --------
            SPECIALTY STORES (0.2%)
   66,490   Staples, Inc.                                                    758
                                                                        --------
            Total Consumer Discretionary                                  51,793
                                                                        --------
            CONSUMER STAPLES (3.6%)
            ----------------------
            FOOD RETAIL (0.5%)
   18,305   Whole Foods Market, Inc.                                       1,672
                                                                        --------
            HYPERMARKETS & SUPER CENTERS (1.4%)
   42,666   Costco Wholesale Corp.                                         4,214
                                                                        --------
            PACKAGED FOODS & MEAT (1.4%)
  175,340   Mondelez International, Inc. "A"                               4,466
                                                                        --------
            SOFT DRINKS (0.3%)
   16,909   Monster Beverage Corp.*                                          894
                                                                        --------
            Total Consumer Staples                                        11,246
                                                                        --------
            HEALTH CARE (11.5%)
            ------------------
            BIOTECHNOLOGY (7.4%)
   19,170   Alexion Pharmaceuticals, Inc.*                                 1,798
   75,713   Amgen, Inc.                                                    6,536
   23,344   Biogen Idec, Inc.*                                             3,424
   41,735   Celgene Corp.*                                                 3,285
   74,755   Gilead Sciences, Inc.*                                         5,491
    9,321   Regeneron Pharmaceuticals, Inc.*                               1,595
   21,394   Vertex Pharmaceuticals, Inc.*                                    897
                                                                        --------
                                                                          23,026
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HEALTH CARE DISTRIBUTORS (0.2%)
    8,682   Henry Schein, Inc.*                                         $    698
                                                                        --------
            HEALTH CARE EQUIPMENT (0.6%)
    3,923   Intuitive Surgical, Inc.*                                      1,924
                                                                        --------
            HEALTH CARE SERVICES (1.7%)
   20,240   Catamaran Corp.*                                                 953
   80,552   Express Scripts Holdings Co.*                                  4,350
                                                                        --------
                                                                           5,303
                                                                        --------
            HEALTH CARE SUPPLIES (0.2%)
   14,004   DENTSPLY International, Inc.                                     555
                                                                        --------
            HEALTH CARE TECHNOLOGY (0.4%)
   16,928   Cerner Corp.*                                                  1,314
                                                                        --------
            LIFE SCIENCES TOOLS & SERVICES (0.3%)
   16,976   Life Technologies Corp.*                                         833
                                                                        --------
            PHARMACEUTICALS (0.7%)
   40,210   Mylan, Inc.*                                                   1,105
    9,263   Perrigo Co.                                                      964
                                                                        --------
                                                                           2,069
                                                                        --------
            Total Health Care                                             35,722
                                                                        --------
            INDUSTRIALS (2.1%)
            -----------------
            AIR FREIGHT & LOGISTICS (0.6%)
   15,904   C.H. Robinson Worldwide, Inc.                                  1,005
   20,620   Expeditors International of Washington, Inc.                     816
                                                                        --------
                                                                           1,821
                                                                        --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
   34,832   PACCAR, Inc.                                                   1,575
                                                                        --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
    8,474   Stericycle, Inc.*                                                791
                                                                        --------
            RESEARCH & CONSULTING SERVICES (0.3%)
   16,457   Verisk Analytics, Inc. "A"*                                      839
                                                                        --------
            TRADING COMPANIES & DISTRIBUTORS (0.4%)
   29,237   Fastenal Co.                                                   1,365
                                                                        --------
            Total Industrials                                              6,391
                                                                        --------
            INFORMATION TECHNOLOGY (62.4%)
            -----------------------------
            APPLICATION SOFTWARE (2.0%)
   48,846   Adobe Systems, Inc.*                                           1,840
   22,151   Autodesk, Inc.*                                                  783
   18,423   Citrix Systems, Inc.*                                          1,211

================================================================================

12  | USAA NASDAQ-100 INDEX FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   29,220   Intuit, Inc.                                                $  1,739
   30,826   Nuance Communications, Inc.*                                     688
                                                                        --------
                                                                           6,261
                                                                        --------
            COMMUNICATIONS EQUIPMENT (6.9%)
  523,847   Cisco Systems, Inc.                                           10,294
    7,800   F5 Networks, Inc.*                                               758
  168,131   QUALCOMM, Inc.(a)                                             10,427
                                                                        --------
                                                                          21,479
                                                                        --------
            COMPUTER HARDWARE (16.6%)
   92,815   Apple, Inc.(a)                                                49,473
  171,148   Dell, Inc.                                                     1,734
                                                                        --------
                                                                          51,207
                                                                        --------
            COMPUTER STORAGE & PERIPHERALS (1.4%)
   35,351   NetApp, Inc.*                                                  1,186
   23,857   SanDisk Corp.*                                                 1,039
   37,246   Seagate Technology plc                                         1,136
   24,035   Western Digital Corp.                                          1,021
                                                                        --------
                                                                           4,382
                                                                        --------
            DATA PROCESSING & OUTSOURCED SERVICES (1.6%)
   47,900   Automatic Data Processing, Inc.                                2,731
   13,169   Fiserv, Inc.*                                                  1,041
   35,861   Paychex, Inc.                                                  1,116
                                                                        --------
                                                                           4,888
                                                                        --------
            HOME ENTERTAINMENT SOFTWARE (0.4%)
  109,787   Activision Blizzard, Inc.                                      1,166
                                                                        --------
            INTERNET SOFTWARE & SERVICES (11.2%)
   17,510   Akamai Technologies, Inc.*                                       716
   27,054   Baidu, Inc. ADR*                                               2,713
  127,674   eBay, Inc.*                                                    6,514
    4,798   Equinix, Inc.*                                                   989
  108,481   Facebook, Inc. "A"*                                            2,889
   26,142   Google, Inc. "A"*                                             18,545
  116,692   Yahoo!, Inc.*                                                  2,322
                                                                        --------
                                                                          34,688
                                                                        --------
            IT CONSULTING & OTHER SERVICES (0.7%)
   29,619   Cognizant Technology Solutions Corp. "A"*                      2,193
                                                                        --------
            SEMICONDUCTOR EQUIPMENT (0.7%)
  122,100   Applied Materials, Inc.                                        1,397
   16,430   KLA-Tencor Corp.                                                 785
                                                                        --------
                                                                           2,182
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SEMICONDUCTORS (7.4%)
   31,630   Altera Corp.                                                $  1,089
   29,737   Analog Devices, Inc.                                           1,251
   24,160   Avago Technologies Ltd.                                          765
   50,517   Broadcom Corp. "A"                                             1,678
  490,967   Intel Corp.                                                   10,129
   22,831   Linear Technology Corp.                                          783
   28,770   Maxim Integrated Products, Inc.                                  846
   19,201   Microchip Technology, Inc.                                       626
  100,400   Micron Technology, Inc.*                                         637
   61,652   NVIDIA Corp.                                                     758
  110,586   Texas Instruments, Inc.                                        3,421
   25,744   Xilinx, Inc.                                                     924
                                                                        --------
                                                                          22,907
                                                                        --------
            SYSTEMS SOFTWARE (13.5%)
   15,287   BMC Software, Inc.*                                              606
   45,316   CA, Inc.                                                         996
   20,207   Check Point Software Technologies Ltd.*                          963
  830,426   Microsoft Corp.(a)                                            22,197
  475,481   Oracle Corp.                                                  15,843
   68,465   Symantec Corp.*                                                1,288
                                                                        --------
                                                                          41,893
                                                                        --------
            Total Information Technology                                 193,246
                                                                        --------
            MATERIALS (0.5%)
            ---------------
            GOLD (0.2%)
    5,169   Randgold Resources Ltd. ADR                                      513
                                                                        --------
            SPECIALTY CHEMICALS (0.3%)
   11,872   Sigma-Aldrich Corp.                                              874
                                                                        --------
            Total Materials                                                1,387
                                                                        --------
            TELECOMMUNICATION SERVICES (1.1%)
            --------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (1.1%)
   12,473   SBA Communications Corp. "A"*                                    886
   96,213   Vodafone Group plc ADR                                         2,423
                                                                        --------
                                                                           3,309
                                                                        --------
            Total Telecommunication Services                               3,309
                                                                        --------
            Total Common Stocks (cost: $220,882)                         303,094
                                                                        --------

================================================================================

14  | USAA NASDAQ-100 INDEX FUND

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT                                                                     VALUE
(000)       SECURITY                                                       (000)
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (2.1%)

            REPURCHASE AGREEMENTS (1.8%)
   $5,583   State Street Bank & Trust Co., 0.01%, acquired on
              12/31/2012 and due 1/02/2013 at $5,583
              (collateralized by $5,465 of U.S. Treasury,
              1.50%, due 7/31/2016; market value $5,700)                $  5,583
                                                                        --------
            U.S. TREASURY BILLS (0.3%)
      805   0.08%, 4/25/13(b),(c)                                            805
                                                                        --------
            Total Money Market Instruments (cost: $6,388)                  6,388
                                                                        --------

            TOTAL INVESTMENTS (COST: $227,270)                          $309,482
                                                                        ========

--------------------------------------------------------------------------------
NUMBER OF                                              CONTRACT       UNREALIZED
CONTRACTS                               EXPIRATION       VALUE      DEPRECIATION
LONG/(SHORT)                               DATE          (000)             (000)
--------------------------------------------------------------------------------
              FUTURES (2.2%)
      127     Nasdaq-100 Mini Index       3/15/13       $6,744          $   (36)
                                                        ------          --------
              TOTAL FUTURES                             $6,744          $   (36)
                                                        ======          ========

----------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------
Common Stocks                              $303,094              $    -            $-       $303,094
Money Market Instruments:
   Repurchase Agreements                          -               5,583             -          5,583
   U.S. Treasury Bills                          805                   -             -            805
Futures*                                        (36)                  -             -            (36)
----------------------------------------------------------------------------------------------------
Total                                      $303,863              $5,583            $-       $309,446
----------------------------------------------------------------------------------------------------

*Futures are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

----------------------------------------------------------------------------------------------------
                                                                     COMMON                PREFERRED
                                                                     STOCKS               SECURITIES
----------------------------------------------------------------------------------------------------
Balance as of December 31, 2011                                         $ 2                      $ 1
Purchases                                                                 -                        -
Sales                                                                     -                        -
Transfers into Level 3                                                    -                        -
Transfers out of Level 3                                                 (2)                      (1)
Net realized gain (loss)                                                  -                        -
Change in net unrealized appreciation/depreciation                        -                        -
----------------------------------------------------------------------------------------------------
Balance as of December 31, 2012                                         $ -                      $ -
----------------------------------------------------------------------------------------------------

For the period of January 1, 2012, through December 31, 2012, common and preferred stocks with a fair value of $3,000 were transferred from level 3 to level 1 as trading resumed after a division spin-off was completed. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

16  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2012

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2012.

   (b) Rate represents an annualized yield at time of purchase, not coupon rate.

   (c) Securities with a value of $805,000 are segregated as collateral for initial margin requirements on open futures contracts.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2012

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $227,270)         $309,482
  Cash                                                                        11
  Receivables:
      Capital shares sold                                                  1,332
      Dividends and interest                                                 144
  Variation margin on futures contracts                                      176
                                                                        --------
         Total assets                                                    311,145
                                                                        --------
LIABILITIES
  Payables:
      Capital shares redeemed                                              1,349
  Accrued management fees                                                     53
  Accrued transfer agent's fees                                               16
  Other accrued expenses and payables                                         93
                                                                        --------
         Total liabilities                                                 1,511
                                                                        --------
             Net assets applicable to capital shares outstanding        $309,634
                                                                        ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $237,100
  Accumulated undistributed net investment income                            100
  Accumulated net realized loss on investments and futures transactions   (9,742)
  Net unrealized appreciation of investments and futures contracts        82,176
                                                                        --------
             Net assets applicable to capital shares outstanding        $309,634
                                                                        ========
  Capital shares outstanding, unlimited number of shares
      authorized, no par value                                            40,678
                                                                        ========
  Net asset value, redemption price, and offering price per share       $   7.61
                                                                        ========

See accompanying notes to financial statements.

================================================================================

18  | USAA NASDAQ-100 INDEX FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $11)                       $ 4,327
  Interest                                                                     1
                                                                         -------
         Total income                                                      4,328
                                                                         -------
EXPENSES
  Management fees                                                            571
  Administration and servicing fees                                          598
  Transfer agent's fees                                                      614
  Custody and accounting fees                                                 55
  Postage                                                                     29
  Shareholder reporting fees                                                  22
  Trustees' fees                                                              11
  Registration fees                                                           40
  Professional fees                                                           82
  Other                                                                      121
                                                                         -------
         Total expenses                                                    2,143
  Expenses reimbursed                                                       (109)
                                                                         -------
         Net expenses                                                      2,034
                                                                         -------
NET INVESTMENT INCOME                                                      2,294
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND FUTURES CONTRACTS
  Net realized gain (loss) on:
      Investments                                                         (9,726)
      Futures transactions                                                 1,213
  Change in net unrealized appreciation/depreciation of:
      Investments                                                         44,518
      Futures contracts                                                       46
                                                                         -------
         Net realized and unrealized gain                                 36,051
                                                                         -------
  Increase in net assets resulting from operations                       $38,345
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------

                                                                   2012            2011
---------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                        $  2,294        $    346
  Net realized gain (loss) on investments                        (9,726)         33,557
  Net realized gain on futures transactions                       1,213             440
  Change in net unrealized appreciation/depreciation of:
      Investments                                                44,518         (28,447)
      Futures contracts                                              46             (92)
                                                               ------------------------
      Increase in net assets resulting from operations           38,345           5,804
                                                               ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (2,574)              -
  Net realized gains                                               (300)        (15,127)
                                                               ------------------------
      Total distributions to shareholders                        (2,874)        (15,127)
                                                               ------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                     125,505          73,007
  Reinvested dividends                                            2,835          14,916
  Cost of shares redeemed                                       (72,397)        (62,439)
                                                               ------------------------
      Increase in net assets from capital share transactions     55,943          25,484
                                                               ------------------------
  Capital contribution from USAA Transfer Agency Company              -               2
                                                               ------------------------
  Net increase in net assets                                     91,414          16,163

NET ASSETS
  Beginning of year                                             218,220         202,057
                                                               ------------------------
  End of year                                                  $309,634        $218,220
                                                               ========================
Accumulated undistributed net investment income:
  End of year                                                  $    100        $    393
                                                               ========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                    16,454          10,403
  Shares issued for dividends reinvested                            376           2,274
  Shares redeemed                                                (9,517)         (8,877)
                                                               ------------------------
      Increase in shares outstanding                              7,313           3,800
                                                               ========================

See accompanying notes to financial statements.

================================================================================

20  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Nasdaq-100 Index Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to the Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    3. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved

================================================================================

22  | USAA NASDAQ-100 INDEX FUND

================================================================================

       by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    4. Repurchase agreements are valued at cost, which approximates market value.

    5. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include repurchase agreements which are valued at cost.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

================================================================================

24  | USAA NASDAQ-100 INDEX FUND

================================================================================

    FUTURES CONTRACTS -- The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objective. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2012*
    (IN THOUSANDS)

                                    ASSET DERIVATIVES           LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------
                             STATEMENT OF                     STATEMENT OF
                             ASSETS AND                       ASSETS AND
DERIVATIVES NOT ACCOUNTED    LIABILITIES                      LIABILITIES
FOR AS HEDGING INSTRUMENTS   LOCATION           FAIR VALUE    LOCATION       FAIR VALUE
---------------------------------------------------------------------------------------
Equity contracts             Net unrealized        $(36)**       -             $-
                             appreciation of
                             investments and
                             futures contracts
---------------------------------------------------------------------------------------

     *For open derivative instruments as of December 31, 2012, see the portfolio of investments, which is also indicative of activity for the year ended December 31, 2012.

    **Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012 (IN THOUSANDS)

                                                                          CHANGE IN
                                                                          UNREALIZED
                                                         REALIZED         APPRECIATION
DERIVATIVES NOT ACCOUNTED    STATEMENT OF                GAIN (LOSS)      (DEPRECIATION)
FOR AS HEDGING INSTRUMENTS   OPERATIONS LOCATION         ON DERIVATIVES   ON DERIVATIVES
----------------------------------------------------------------------------------------
Equity contracts             Net realized gain (loss)         $1,213           $46
                             on futures transactions/
                             Change in net unrealized
                             appreciation/depreciation
                             of futures contracts
----------------------------------------------------------------------------------------

D. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

E. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual

================================================================================

26  | USAA NASDAQ-100 INDEX FUND

================================================================================

    basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

H. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian will suspend the bank credit arrangement. For the year ended December 31, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount

================================================================================

28  | USAA NASDAQ-100 INDEX FUND

================================================================================

of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended December 31, 2012, the Fund paid CAPCO facility fees of $2,000 which represents 0.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for return of capital and distributions adjustments resulted in reclassifications made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $13,000. These reclassifications had no effect on net assets.

The tax character of tax distributions paid during the years ended December 31, 2012, and 2011, was as follows:

                                                        2012            2011
                                                    ----------------------------
Ordinary income*                                    $2,574,000       $         -
Long-term capital gain                                 300,000        15,127,000

*Includes distributions of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

As of December 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $    35,000
Accumulated capital and other losses                               (7,595,000)
Unrealized appreciation of investments                             80,095,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2012, the Fund had no pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards of $384,000, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2012, the fund deferred to January 1, 2013, post-October capital losses of $7,211,000. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expired.

For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to

================================================================================

30  | USAA NASDAQ-100 INDEX FUND

================================================================================

this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2012, were $83,411,000 and $26,423,000, respectively.

As of December 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $229,387,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2012, for federal income tax purposes, were $89,698,000 and $9,603,000, respectively, resulting in net unrealized appreciation of $80,095,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average net assets

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    for the fiscal year. For the year ended December 31, 2012, the Fund incurred management fees, paid or payable to the Manager, of $571,000.

B. SUBADVISORY ARRANGEMENT(s) -- The Manager has entered into an investment subadvisory agreement with NTI under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average net assets on amounts up to $100 million; 0.04% of net assets for amounts over $100 million and up to $250 million; and 0.03% of net assets for amounts over $250 million. For the year ended December 31, 2012, the Manager incurred subadvisory fees, paid or payable to NTI, of $130,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets for the fiscal year. Prior to May 1, 2012, the Manager received a fee accrued daily and paid monthly at an annualized rate of 0.35% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2012, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $598,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2012, the Fund reimbursed the Manager $9,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through May 1, 2013, to limit the annual expenses of the Fund to 0.78% of its average annual net assets, excluding extraordinary expenses and

================================================================================

32  | USAA NASDAQ-100 INDEX FUND

================================================================================

    before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2012, the Fund incurred reimbursable expenses of $109,000, of which less than $500 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. Prior to May 1, 2012, SAS provided transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended December 31, 2012, the Fund incurred transfer agent's fees, paid or payable to SAS, of $614,000, of which no receivable was due from the Manager.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------
                                             2012          2011          2010           2009             2008
                                         --------------------------------------------------------------------
Net asset value at
  beginning of period                    $   6.54      $   6.83      $   5.74       $   3.74          $  6.45
                                         --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income (loss)                .05           .01           .01           (.00)(a),(b)     (.01)(a)
  Net realized and
    unrealized gain (loss)                   1.09           .19          1.09           2.00(a)         (2.70)(a)
                                         --------------------------------------------------------------------
Total from investment operations             1.14           .20          1.10           2.00(a)         (2.71)(a)
                                         --------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.06)            -          (.01)             -                -
  Realized capital gains                     (.01)         (.49)            -              -                -
                                         --------------------------------------------------------------------
Total distributions                          (.07)         (.49)         (.01)             -                -
                                         --------------------------------------------------------------------
Net asset value at end of period         $   7.61      $   6.54      $   6.83       $   5.74          $  3.74
                                         ====================================================================
Total return (%)*                           17.46          2.90         19.14          53.48           (42.02)
Net assets at end of period (000)        $309,634      $218,220      $202,057       $159,254          $94,024
Ratios to average net assets:**
  Expenses (%)(c)                             .71           .78           .78            .78              .78
  Expenses, excluding
    reimbursements (%)(c)                     .75           .95          1.02           1.11             1.08
  Net investment
    income (loss) (%)                         .80           .16           .15           (.04)            (.26)
Portfolio turnover (%)                         10            27             5              4                7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2012, average net assets were $285,620,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

34  | USAA NASDAQ-100 INDEX FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2012, through December 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  35

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                 BEGINNING                ENDING               DURING PERIOD*
                               ACCOUNT VALUE           ACCOUNT VALUE           JULY 1, 2012 -
                                JULY 1, 2012         DECEMBER 31, 2012       DECEMBER 31, 2012
                               ---------------------------------------------------------------
Actual                            $1,000.00              $1,021.50                 $3.51

Hypothetical
  (5% return before expenses)      1,000.00               1,021.67                  3.51

* Expenses are equal to the Fund's annualized expense ratio of 0.69%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 2.15% for the six-month period of July 1, 2012, through December 31, 2012.

================================================================================

36  | USAA NASDAQ-100 INDEX FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chairman
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

38  | USAA NASDAQ-100 INDEX FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Michael F. Reimherr(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors L.P. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee
   (3)  Member of Audit Committee
   (4)  Member of Pricing and Investment Committee
   (5)  Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

40  | USAA NASDAQ-100 INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, AMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

42  | USAA NASDAQ-100 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on usaa.com select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    37732-0213                               (C)2013, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 12 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2012 and 2011 were $360,045 and $348,949, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2012 and 2011 were $65,860 and $64,378, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended December 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for December 31, 2012 and 2011 were $387,250 and $378,534, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     02/26/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/27/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/26/2013
         ------------------------------
*Print the name and title of each signing officer under his or her signature.